UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 85.1%
CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.2%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	1,030,000		$1,194,800
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	850,000		925,437
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	830,000		851,796	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	1,320,000		1,379,400
Europcar Groupe SA, Secured Subordinated Notes	11.500%	5/15/17	782,000	EUR	1,260,467	(a)
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	455,000	EUR	733,392	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	260,000	EUR	386,353	(a)

Total Auto Components					6,731,645

Automobiles - 0.5%
Chrysler Group LLC/Co-Issuer Inc., Secured Notes	8.250%	6/15/21	650,000		738,562	(a)
Jaguar Land Rover Automotive PLC, Senior Bonds	5.000%	2/15/22	1,160,000	GBP	1,970,070	(a)

Total Automobiles					2,708,632

Distributors - 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	600,000		570,000	(a)

Diversified Consumer Services - 0.8%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	172,757	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	380,000	GBP	654,991
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,552,885	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	935,000		995,775

Total Diversified Consumer Services					4,376,408

Hotels, Restaurants & Leisure - 5.7%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,250,000		1,284,375	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,599,040		1,581,954	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	500,000		460,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,320,000		1,191,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,030,000		929,575
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,144,688
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	760,000		790,400	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		313,425	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,573,150	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,729,141
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,286,000	GBP	2,343,600	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	570,000		591,375	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,670,000		1,748,281	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,900,000		2,018,750	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	430,000		462,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,430,000		1,581,938	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,389,553	(e)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	2,680,000		2,693,400	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,800,000		2,016,000
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	470,000		489,975
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,890,000		1,998,675	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - 5.7% (continued)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		$2,464,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	1,520,000		1,594,100

Total Hotels, Restaurants & Leisure					33,390,055

Household Durables - 1.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,360,000		1,439,900	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	1,510,000		1,672,325
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	980,000		1,048,600
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	400,000		406,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,150,000		1,285,125
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,260,000		1,288,350	(a)

Total Household Durables					7,140,300

Media - 4.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		657,750
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	500,000		513,750	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	500,000		513,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	250,000		265,938
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,072,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,320,000		1,417,350
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	930,000		1,043,925
DISH DBS Corp., Senior Notes	7.875%	9/1/19	2,180,000		2,583,300
DISH DBS Corp., Senior Notes	6.750%	6/1/21	410,000		460,225
DISH DBS Corp., Senior Notes	5.875%	7/15/22	340,000		363,800
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	800,000		851,000	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	450,000		481,500	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	690,000	GBP	1,233,779	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,140,000		1,205,550	(a)
MediaNews Group Inc.	12.000%	12/31/18	700,000		700,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,585,000		1,759,350	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,470,000		2,766,400	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	290,000	EUR	448,459	(a)(b)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	890,000		918,925
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	475,000	EUR	721,458	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	670,000		745,375	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	760,000		844,550	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	330,000		351,450	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	1,080,000		1,096,200	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	220,000	GBP	402,291	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,120,000		1,132,600	(a)

Total Media					24,551,175

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,240,000		1,376,400	(a)(b)

Specialty Retail - 1.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	360,000	GBP	680,423	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	350,000		369,250
CST Brands Inc., Senior Notes	5.000%	5/1/23	630,000		622,125
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	470,000		491,977	(a)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	300,000	EUR	374,090	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 1.8% (continued)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	$1,823,219	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,870,000		1,865,325	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	440,000		438,350	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,320,000		1,123,650
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	1,170,000		1,186,088	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,210,000		1,240,250	(a)(b)

Total Specialty Retail					10,214,747

Textiles, Apparel & Luxury Goods - 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		759,425	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	500,000		516,875	(a)

Total Textiles, Apparel & Luxury Goods					1,276,300

TOTAL CONSUMER DISCRETIONARY					92,335,662

CONSUMER STAPLES - 4.4%
Beverages - 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	750,000		813,750	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,070,000		1,048,600
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,360,000		1,516,400	(a)
Darling Escrow Corp., Senior Notes	5.375%	1/15/22	640,000		658,400	(a)

Total Beverages					4,037,150

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,280,000		1,336,000	(a)

Food Products - 2.7%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,481,000		1,658,720
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,500,000		1,509,375	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	1,450,000		1,450,000	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	490,000	EUR	692,768	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	1,050,000		1,029,000	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	1,400,000		1,515,500	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	1,310,000		1,328,013	(a)
Premier Foods PLC, Senior Secured Notes	6.500%	3/15/21	140,000	GBP	239,843	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.375%	11/15/17	1,296,000	EUR	1,910,414	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,570,000		2,798,087	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,100,000		1,144,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	456,000		473,100	(a)

Total Food Products					15,748,820

Household Products - 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	620,000		678,125

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,584,125	(a)

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,930,000		1,983,075

TOTAL CONSUMER STAPLES					25,367,295

ENERGY - 15.9%
Energy Equipment & Services - 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,610,000		1,738,800
CGG, Senior Notes	6.500%	6/1/21	870,000		887,400
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	880,000		865,665	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,310,000		1,362,400
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000		1,751,500	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	700,000		763,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	540,000		548,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - 2.4% (continued)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,370,000	$1,330,613	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	790,000	834,438
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	1,510,000	1,655,337	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	990,000	1,024,650	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	750,000	808,125	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	310,000	272,800	(a)

Total Energy Equipment & Services				13,842,828

Oil, Gas & Consumable Fuels - 13.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	1,520,000	1,626,400
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	470,000	508,188
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	670,000	669,162
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	510,000	446,250	(a)
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	830,000	842,969	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	60,000	46,650
Arch Coal Inc., Senior Notes	9.875%	6/15/19	2,330,000	2,038,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	740,000	706,700
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,370,000	1,359,725
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	710,000	738,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,240,000	1,429,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	460,000	464,600	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	80,000	85,100
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	499,000	551,395
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	690,000	786,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	799,350
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	500,000	515,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000	1,362,550
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,090,000	1,189,462
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,011,870	2,963,333	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,280,000	1,344,000	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	850,000	898,875
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,326,000	1,451,970
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,650,000	1,497,375	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,950,000	2,140,125	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	910,000	982,800	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,420,000	1,480,350
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	630,000	688,275	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	920,000	914,490	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,357,650	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000	1,398,425	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,620,000	1,802,250

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,268,000	1,375,780
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,490,000	2,639,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,060,000	1,627,400	(f)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,050,000	1,089,375	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,000,000	1,050,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,405,325	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	940,000	1,019,900	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	1,020,000	1,060,800	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,422,225	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000	289,430	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	109,000	112,270	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 13.5% (continued)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	750,000		$793,125	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	2,290,000		2,358,700
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	990,000		908,346
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	1,110,000		1,146,365
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000		1,255,000	(a)
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	610,000		622,200	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,920,000		2,963,800	(a)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	2,050,000		2,050,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	880,000		948,200	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	800,000		832,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	1,350,000		1,262,250
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	1,000,000		1,087,500	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	190,000		206,625	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,582,000		1,775,795	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,520,000		2,759,400	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,220,000		2,380,950	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,090,000		1,185,375	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	200,000		184,500	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	660,000		656,700	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	740,000		795,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	200,000		199,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	537,000		573,247
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,050,000		1,105,125	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	520,000		569,400	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,160,000		1,555,200	(a)

Total Oil, Gas & Consumable Fuels					78,352,477

TOTAL ENERGY					92,195,305

FINANCIALS - 7.1%
Banks - 3.4%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	890,000		1,197,766	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	730,000		806,650
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,400,000		2,500,510
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,560,000		1,602,900
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	310,000		412,300	(a)(e)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	670,000		763,800	(a)(e)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	3,579,134	(a)(e)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	770,000		725,725	(e)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,680,000		1,650,600	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,187,000		2,361,960	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000		760,506

Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	510,000		572,327
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,750,000	AUD	3,044,545	(a)(e)

Total Banks					19,978,723

Consumer Finance - 0.6%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	390,000		400,725	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,060,000		1,252,125
SLM Corp., Senior Notes	6.125%	3/25/24	630,000		630,787
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	720,000		756,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.6% (continued)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	580,000		$638,000	(a)

Total Consumer Finance					3,677,637

Diversified Financial Services - 2.0%
Boats Investments BV, Secured Notes	11.000%	3/31/17	2,327,434	EUR	1,619,226	(a)(b)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	710,000		741,950
ING Group NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	3,782,097	(e)(g)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,200,000		1,454,388
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,000,000		2,462,500
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,280,000		1,292,800

Total Diversified Financial Services					11,352,961

Insurance - 0.6%
ELM BV, Subordinated Notes	5.252%	5/25/16	1,850,000	EUR	2,678,990	(a)(e)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	600,000		642,000	(a)

Total Insurance					3,320,990

Real Estate Investment Trusts (REITs) - 0.2%
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	1,450,000		1,392,000	(a)

Real Estate Management & Development - 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,640,000		1,779,400	(a)

TOTAL FINANCIALS					41,501,711

HEALTH CARE - 4.8%
Biotechnology - 0.2%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	890,000		912,250	(a)

Health Care Equipment & Supplies - 1.4%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,260,000		1,329,300
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	710,000		733,075	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,590,000		2,602,950
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	3,508,441	(a)

Total Health Care Equipment & Supplies					8,173,766

Health Care Providers & Services - 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	826,000		999,460
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	490,000		513,888	(a)
Catamaran Corp., Senior Bonds	4.750%	3/15/21	1,360,000		1,382,100
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,120,000		1,226,400
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		1,038,700
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	460,000		491,050	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	1,500,000		1,603,125	(a)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	2,910,000		2,922,731
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,620,000		1,737,450
MPH Acquisition Holdings LLC, Senior Notes	6.625%	4/1/22	240,000		246,900	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,390,000	EUR	2,034,616	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	1,150,000		1,213,250

Total Health Care Providers & Services					15,409,670

Pharmaceuticals - 0.6%
Almirall SA, Senior Notes	4.625%	4/1/21	480,000	EUR	677,803	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	620,000	EUR	954,966	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,000,000		1,036,250	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	630,000		674,100	(a)

Total Pharmaceuticals					3,343,119

TOTAL HEALTH CARE					27,838,805

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 14.6%
Aerospace & Defense - 1.4%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,390,000		$1,435,175	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,690,000		1,715,350	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,920,000		2,160,000
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	2,192,000		2,312,560	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	600,000		653,250

Total Aerospace & Defense					8,276,335

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,250,000		1,287,475	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	890,000		968,988	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	840,451		924,496
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	1,077,489		1,101,732	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	1,539,621		1,605,055	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	253,736		298,139
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	1,423,145		1,558,343	(a)
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,340,000		1,353,400
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		115,775
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	91,443		102,417
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	473,039		474,813
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	577,736		623,954
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	690,000		698,625

Total Airlines					11,113,212

Building Products - 1.4%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,810,000		1,805,475	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,450,000		1,453,625	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	2,660,000		2,640,050	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		680,875	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	260,000		286,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,308,946	(a)

Total Building Products					8,174,971

Commercial Services & Supplies - 1.9%
Empark Funding SA, Senior Secured Bonds	6.750%	12/15/19	540,000	EUR	801,585	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	370,000		396,825	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		981,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,310,000		3,558,250
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,302,000		1,441,965	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	676,000		748,670	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	540,000		548,100	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	40,000		39,700	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,800,000		2,824,500

Total Commercial Services & Supplies					11,341,345

Construction & Engineering - 1.9%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	790,000	EUR	1,172,907	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	160,000	EUR	237,551	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction & Engineering - 1.9% (continued)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,400,000		$1,281,000	(a)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	1,690,000	EUR	2,338,705	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	2,010,000		2,155,725	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	750,000		781,875	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	3,450,000		3,105,000	(a)

Total Construction & Engineering					11,072,763

Electrical Equipment - 0.7%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,060,000		1,160,700	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,290,000		1,393,200	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	150,000	EUR	217,104	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	200,000	EUR	300,683	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	730,000		748,250	(a)

Total Electrical Equipment					3,819,937

Machinery - 1.3%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	580,000		627,850	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,090,000		3,314,025	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,461,600
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,020,000		1,122,000	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	630,000		666,225	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	370,000		393,125	(a)

Total Machinery					7,584,825

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,138,756		1,064,737	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	975,000		978,656
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,140,000		1,194,150	(a)
Stena AB, Senior Notes	7.000%	2/1/24	270,000		275,400	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,110,000		1,219,613

Total Marine					4,732,556

Road & Rail - 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,010,000		1,118,575	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,490,000		2,723,438	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	640,000		660,800	(a)

Total Road & Rail					4,502,813

Trading Companies & Distributors - 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,130,000		2,327,025	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	740,000		764,050	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,040,000		1,149,200
Rexel SA, Senior Notes	5.250%	6/15/20	770,000		791,175	(a)

Total Trading Companies & Distributors					5,031,450

Transportation - 1.4%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	2,931,397	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,300,000		2,334,500	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,410,000		1,476,975	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,260,000		1,285,200	(a)

Total Transportation					8,028,072

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	600,000		$637,875	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	290,000		300,875	(a)

Total Transportation Infrastructure					938,750

TOTAL INDUSTRIALS					84,617,029

INFORMATION TECHNOLOGY - 2.1%
Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	800,000		944,000
Bankrate Inc., Senior Notes	6.125%	8/15/18	480,000		511,200	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	880,000		849,200

Total Internet Software & Services					2,304,400

IT Services - 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	890,000		901,125	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	360,000		393,300	(a)(b)
First Data Corp., Senior Notes	12.625%	1/15/21	760,000		908,200
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,970,000		2,078,350

Total IT Services					4,280,975

Software - 1.0%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	1,060,000		1,119,625	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	1,100,000		1,179,750	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	790,000		862,088	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,023,000		1,097,167	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,450,000		1,464,500	(a)

Total Software					5,723,130

TOTAL INFORMATION TECHNOLOGY					12,308,505

MATERIALS - 9.9%
Chemicals - 0.9%
Axiall Corp., Senior Notes	4.875%	5/15/23	1,480,000		1,457,800	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	820,000		852,800
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	530,000		544,575	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	747,086	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	807,148	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	696,363	(a)

Total Chemicals					5,105,772

Construction Materials - 1.4%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	940,000		975,250	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,095,000		1,290,731	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	850,000		1,001,938	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	4,745,000		5,183,912	(a)

Total Construction Materials					8,451,831

Containers & Packaging - 1.2%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	561,243		618,069	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000		1,115,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	1,170,000		1,225,575	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,790,000		1,906,350	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	750,000		776,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,250,000		1,315,625

Total Containers & Packaging					6,956,869

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 4.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,127,000		$1,247,026
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	690,000		688,275	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	940,000		871,850	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	350,000		332,641
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,690,000		1,706,900
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		727,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		712,375	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,057,900	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		510,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	350,000		369,688	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	680,000		750,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	70,000		75,688	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,477,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,220,000		683,200	(a)(d)(f)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	374,944		374,944	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	150,000		38,250	(a)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	840,000		835,800
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	280,000	EUR	243,017	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000		207,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	210,000		236,250
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,710,000		1,848,937
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	800,000		855,000	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,880,000	EUR	2,762,862	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	2,320,000		1,914,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,010,000		1,090,800
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	300,000		333,750
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		2,133,625	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		147,550	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	1,280,000		1,286,400	(a)

Total Metals & Mining					28,519,403

Paper & Forest Products - 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,510,000		2,569,613	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	660,000		638,550
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000		1,420,800	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,820,000		1,783,600	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		761,025	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,390,000		1,504,675

Total Paper & Forest Products					8,678,263

TOTAL MATERIALS					57,712,138

TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 3.7%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,640,000		1,650,250	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	660,000		678,150
CenturyLink Inc., Senior Notes	6.750%	12/1/23	450,000		479,813
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,500,000		1,635,000	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000		1,287,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,090,000		1,201,725
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,110,000		1,091,963	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - 3.7% (continued)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	2,230,000		$2,427,912
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	640,000		720,800
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,080,000		1,104,300
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,390,000		1,487,300
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		205,000	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,452,429	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	300,000		332,250	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		567,875	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,806,045		4,005,862	(a)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		636,000
Windstream Corp., Senior Notes	7.500%	4/1/23	410,000		432,550
Windstream Corp., Senior Notes	6.375%	8/1/23	520,000		509,600

Total Diversified Telecommunication Services					21,905,779

Wireless Telecommunication Services - 4.0%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,636,235	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,897,300	(a)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	570,000	EUR	824,523	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,110,000		1,110,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,640,000		3,549,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,165,000		2,392,325
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	420,000		514,500	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	4,980,000		5,490,450	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	320,000		336,800	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		3,623,544	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000		1,719,648	(a)

Total Wireless Telecommunication Services					23,094,325

TOTAL TELECOMMUNICATION SERVICES					45,000,104

UTILITIES - 2.7%
Electric Utilities - 0.6%
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	230,243		231,394
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,617,000		1,617,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,684,480		1,911,885	(f)

Total Electric Utilities					3,760,279

Independent Power and Renewable Electricity Producers - 2.1%
AES Corp., Senior Notes	7.375%	7/1/21	440,000		503,800
AES Corp., Senior Notes	4.875%	5/15/23	770,000		739,200
AES Corp., Senior Notes	5.500%	3/15/24	530,000		527,350
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	170,000		180,200
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	1,000,000		1,055,000	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	270,000		275,400	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	580,000		639,813	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	850,000		0	(c)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,720,000		1,818,900
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,475,000		1,604,062	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,900,000		1,999,750	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,592		122,112
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,425,993		2,704,982

Total Independent Power and Renewable Electricity Producers					12,170,569

TOTAL UTILITIES					15,930,848

TOTAL CORPORATE BONDS & NOTES (Cost - $473,018,675)					494,807,402

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $306,512)	8.000%	1/31/20	1,869,600	MXN	$250,607	(a)

SENIOR LOANS - 2.4%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.6%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	1,550,000		1,573,250	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,500,000		1,657,500	(i)(j)

Total Hotels, Restaurants & Leisure					3,230,750

Specialty Retail - 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	1,888,125		1,902,286	(i)(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	720,000		649,200	(i)(j)

Total Specialty Retail					2,551,486

TOTAL CONSUMER DISCRETIONARY					5,782,236

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	580,000		566,950	(i)(j)

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
FTS International Inc., Term Loan B	8.500%	5/6/16	1,458,538		1,484,056	(i)(j)

HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	1,160,000		1,165,104	(k)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,290,000		1,283,550	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	1,400,000		1,400,000	(i)(j)

TOTAL HEALTH CARE					3,848,654

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	600,000	EUR	863,786	(i)(j)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,160,000		1,204,467	(i)(j)

TOTAL MATERIALS					2,068,253

TOTAL SENIOR LOANS (Cost - $13,225,334)					13,750,149

SOVEREIGN BONDS - 7.0%
Argentina - 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	3,606,000		3,530,274

Brazil - 0.9%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	1,100,000		1,123,375	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	9,157,000	BRL	3,827,465
Federative Republic of Brazil, Notes	10.000%	1/1/21	668,000	BRL	261,362

Total Brazil					5,212,202

Hungary - 0.6%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	3,258,000		3,380,175

Mexico - 1.9%
United Mexican States, Bonds	6.500%	6/9/22	135,765,000	MXN	10,742,661

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.8%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	2,260,000	$2,344,750
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,300,000	2,477,100

Total Turkey				4,821,850

Venezuela - 2.2%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	9,423,000	8,209,789	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,309,000	4,826,385	(a)

Total Venezuela				13,036,174

TOTAL SOVEREIGN BONDS (Cost - $41,489,734)				40,723,336

			SHARES
COMMON STOCKS - 2.1%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			62,905	981,318

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			90,995	181,990	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	0	(c)(d)(h)

TOTAL CONSUMER DISCRETIONARY				1,163,308

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			395,216,044	2,511,203	(c)(d)

FINANCIALS - 0.7%
Banks - 0.5%
Citigroup Inc.			57,244	2,724,814

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			25,537	1,109,583	*

TOTAL FINANCIALS				3,834,397

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			17,200	731,000	*(c)

INDUSTRIALS - 0.7%
Building Products - 0.0%
Nortek Inc.			973	79,990	*

Marine - 0.7%
DeepOcean Group Holding AS			111,638	3,652,673	(c)(d)
Horizon Lines Inc., Class A Shares			781,280	578,147	*

Total Marine				4,230,820

TOTAL INDUSTRIALS				4,310,810

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	4	*(d)

TOTAL COMMON STOCKS (Cost - $14,479,553)				12,550,722

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $305,000)	6.000%		12,200	292,556

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 2.1%
FINANCIALS - 2.1%
Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		690	$723,853	(e)

Consumer Finance - 1.7%
GMAC Capital Trust I	8.125%		359,675	9,819,127	(e)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		56,875	1,577,713	(e)

TOTAL PREFERRED STOCKS (Cost - $11,714,697)				12,120,693

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	3,438	455,535	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,123	148,797	*(a)

TOTAL WARRANTS (Cost - $61,397)				604,332

TOTAL INVESTMENTS - 98.9% (Cost - $554,600,902#)				575,099,797
Other Assets in Excess of Liabilities - 1.1%				6,285,863

TOTAL NET ASSETS - 100.0%				$581,385,660

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of March 31, 2014.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$90,053,708	$2,281,954	$92,335,662
All other corporate bonds & notes	—	402,471,740	—	402,471,740
Convertible bonds & notes	—	250,607	—	250,607
Senior loans	—	13,750,149	—	13,750,149
Sovereign bonds	—	40,723,336	—	40,723,336
Common stocks:
Consumer discretionary	$981,318	—	181,990	1,163,308
Energy	—	—	2,511,203	2,511,203
Health care	—	731,000	—	731,000
Industrials	658,137	—	3,652,673	4,310,810
Other common stocks	3,834,401	—	—	3,834,401
Convertible preferred stocks	292,556	—	—	292,556
Preferred stocks	11,396,840	723,853	—	12,120,693
Warrants	—	604,332	—	604,332

Total investments	$17,163,252	$549,308,725	$8,627,820	$575,099,797

Other financial instruments:
Futures contracts	$89,238	—	—	$89,238
Forward foreign currency contracts	—	$33,059	—	33,059

Total other financial instruments	$89,238	$33,059	—	$122,297

Total	$17,252,490	$549,341,784	$8,627,820	$575,222,094

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$13,202	—	—	$13,202
Forward foreign currency contracts	—	$770,703	—	770,703
Centrally cleared credit default swaps on credit indices - buy protection‡	—	437,158	—	437,158

Total	$13,202	$1,207,861	—	$1,221,063

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2013	$5,411,204	$7,230,688	$12,641,892
Accrued premiums/discounts	9,494	—	9,494
Realized gain (loss)[1]	—	—	—
Change in unrealized appreciation (depreciation)[2]	(2,817)	(884,822)	(887,639)
Purchases	204,549	—	204,549
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3[3]	(3,340,476)	—	(3,340,476)

Balance as of March 31, 2014	$2,281,954	$6,345,866	$8,627,820

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014[2]	$26,548	$(884,823)	$(858,275)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of March 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $770,703. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,369,063
Gross unrealized depreciation	(12,870,168)

Net unrealized appreciation	$20,498,895

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	191	6/14	$23,677,738	$23,588,500	$89,238
U.S. Treasury Long-Term Bonds	7	6/14	919,329	932,531	(13,202)

Net unrealized gain on open futures contracts					$76,036

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	UBS AG	2,400,000	$3,306,087	5/14/14	$7,945
Contracts to Sell:
Brazilian Real	Citibank N.A.	1,229,006	539,821	4/15/14	(21,034)
Brazilian Real	Citibank N.A.	3,458,687	1,519,172	4/15/14	128
Brazilian Real	Citibank N.A.	4,829,570	2,121,311	4/15/14	(147,641)
British Pound	BNP Paribas	406,233	677,037	5/14/14	(14,496)
British Pound	Citibank N.A.	100,000	166,662	5/14/14	94
British Pound	Citibank N.A.	6,368,252	10,613,476	5/14/14	(133,179)
British Pound	UBS AG	3,322,138	5,536,752	5/14/14	(90,106)
Euro	Citibank N.A.	200,000	275,507	5/14/14	(2,639)
Euro	Citibank N.A.	6,136,577	8,453,357	5/14/14	(58,306)
Euro	Goldman Sachs & Co.	6,339,269	8,732,573	5/14/14	(128,474)
Euro	JP Morgan Chase & Co.	997,042	1,373,462	5/14/14	(9,885)
Euro	JP Morgan Chase & Co.	1,700,000	2,341,812	5/14/14	22,880
Euro	UBS AG	500,000	688,768	5/14/14	2,012
Euro	UBS AG	12,510,500	17,233,668	5/14/14	(164,943)

					(745,589)

Net unrealized loss on open forward foreign currency contracts					$(737,644)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Credit Suisse (Markit CDX.NA.HY.21 Index)	$21,730,000	12/20/18	5.000% quarterly	$(1,728,209)	$(1,291,051)	$(437,158)

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$89,238	$(13,202)	—	—	—	$76,036
Foreign Exchange Risk	—	—	$33,059	$(770,703)	—	(737,644)
Credit Risk	—	—	—	—	$(437,158)	(437,158)

Total	$89,238	$(13,202)	$33,059	$(770,703)	$(437,158)	$(1,098,766)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$18,396,961
Forward foreign currency contracts (to buy)	4,422,152
Forward foreign currency contracts (to sell)	61,086,171

Average Notional Balance
Credit default swap contracts (to buy protection)	$21,730,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014